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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 1997

                       TransAct Technologies Incorporated
               (Exact Name of Registrant as Specified in Charter)

     Delaware                         0-21121                  06-1456680
(State or Other                     (Commission              (I.R.S. Employer
Jurisdiction of                    File Number)           Identification No.)
Incorporation)

   7 Laser Lane, Wallingford, CT                                    06492
Address of Principal Executive Offices)                          (Zip Code)


Registrants telephone number,
including area code:                                           (203)269-1198

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(Former Name or Former Address, if Changed Since Last Report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      Exhibit 4 Form of Rights Agreement dated as of December 2, 1997, between TransAct Technologies Incorporated and American Stock Transfer & Trust Company, as corrected with respect to Section 7(e), including Form of Rights Certificate as Exhibit A, Summary of Rights to Purchase Preferred Stock as Exhibit B and the Form of Certificate of Designation for the Preferred Stock as Exhibit C.


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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSACT TECHNOLOGIES
                                    INCORPORATED



                                    By /s/ Richard L. Cote
                                       _________________________
                                       Name: Richard L. Cote
                                       Title: Executive Vice President,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

Date: December 12, 1997


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                                  EXHIBIT INDEX

                                                               Sequential
Exhibit                                                           Page
No.                  Description                                   No.
---                  -----------                                   ---

4 Form of Rights Agreement dated as of December 2, 1997, between TransAct Technologies Incorporated and American Stock Transfer & Trust Company, as corrected with respect to Section 7(e), including Form of Rights Certificate as Exhibit A, Summary of Rights to Purchase Preferred Stock as Exhibit B and Form of Certificate of Designation for the Preferred Stock as Exhibit C.

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